Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of L3 Technologies, Inc. (“L3”) on Form 10-Q for the quarter ended March 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher E. Kubasik, Chief Executive Officer and President and Ralph G. D’Ambrosio, Senior Vice President and Chief Financial Officer, of L3, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of L3.
Date: May 1, 2018

/s/ Christopher E. Kubasik	/s/ Ralph G. D’Ambrosio
Christopher E. Kubasik	Ralph G. D’Ambrosio
Chief Executive Officer and President	Senior Vice President and Chief Financial Officer